UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 3, 2025, DSS, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Meeting”). A total of 9,092,518 shares of common stock of the Company, representing 83.80% of the aggregate shares outstanding and eligible to vote on October 6, 2025, the record date for the Meeting, and constituting a quorum, were represented in person or by valid proxies at the Meeting.

The stockholders approved the election of Ambrose Chan Heng Fai; José Escudero; Wai Leung William Wu; Tung Moe Chan; Hiu Pan Joanne Wong; Shui Yeung Frankie Wong and Lim Sheng Hon Danny to serve as directors of the Company until the next annual meeting of the shareholders.

The stockholders ratified the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The stockholders also approved, on an advisory basis, the compensation of the named executive officers.

The final voting results on these matters were as follows:

1. Approval of the election of Ambrose Chan Heng Fai; José Escudero; Wai Leung William Wu; Tung Moe Chan; Hiu Pan Joanne Wong; Shui Yeung Frankie Wong and Lim Sheng Hon Danny to serve as directors of the Company until the next annual meeting of the shareholders:

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Ambrose Chan Heng Fai	6,120,313	127,481	5,761	1,366,582
José Escudero	6,114,054	132,862	6,639	1,366,582
Lim Sheng Hon Danny	6,097,779	149,409	6,367	1,366,582
Wai Leung William Wu	6,098,300	149,113	6,142	1,366,582
Tung Moe Chan	6,118,675	129,099	5,781	1,366,582
Hiu Pan Joanne Wong	6,220,802	26,672	6,181	1,366,582
Shui Yeung Frankie Wong	6,090,329	156,974	6,252	1,366,582

2. Ratification of the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

FOR	AGAINST	ABSTAIN
7,401,486	178,858	39,793

3. Approval on an advisory basis of, the compensation of the named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,214,296	31,186	8,073	1,366,582

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

Date: December 4, 2025	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Interim Chief Executive Officer